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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 8, 2002

                          ----------------------------
                Date of Report (Date of Earliest Event Reported)

                     SITHE/INDEPENDENCE FUNDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                     33-59960              13-3677475
      --------------------        ----------------------   --------------------
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                     335 MADISON AVENUE, NEW YORK, NY 10017
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              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 351-0000
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

                    SITHE/INDEPENDENCE POWER PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                      33-59960               33-0468704
      --------------------        ----------------------   --------------------
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


                     335 MADISON AVENUE, NEW YORK NY, 10017
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               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 351-0000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

         Dynegy Holdings Inc. ("DHI") failed to provide certain substitute guaranties that it was obligated to provide to Sithe/Independence Power Partners, L.P. (the "Partnership") under four separate guaranty agreements (the "Guaranty Agreements"), pursuant to which DHI guaranteed to the Partnership certain obligations of certain of its subsidiaries under the Tolling Agreement, the Financial Swap Agreement, the Gas Supply Agreement and the Energy Management Agreement, which are described below. The obligation to provide these substitute guaranties was caused by a downgrading in the investment ratings of the unsecured, senior long-term debt of DHI. The failure to provide these substitute guaranties constitutes a breach of the terms of the Guaranty Agreements and an event of default under each of the Tolling Agreement, the Financial Swap Agreement, the Gas Supply Agreement and the Energy Management Agreement. To our knowledge, DHI's subsidiaries party to the Tolling Agreement, the Financial Swap Agreement, the Gas Supply Agreement and the Energy Management Agreement are otherwise in substantial compliance with such Agreements.

         For a more complete description of the Tolling Agreement, the Financial Swap Agreement, the Gas Supply Agreement and the Energy Management Agreement please refer to the Partnership's annual report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission on March 29, 2002.

         The Partnership entered into a tolling arrangement (the "Tolling Agreement") with Dynegy Power Marketing, Inc. ("DPM") on July 1, 2001. Pursuant to the Tolling Agreement, DPM is obligated to pay to the Partnership tolling fees for the right to supply natural gas to the electric generating facility located in the Town of Scriba, County of Oswego, New York, having a design capacity of approximately 1,000 megawatts ("MW"), owned by the Partnership (the "Project"). The Tolling Agreement commenced on July 1, 2001 and runs through 2014. Approximately sixty percent of the output of the Project is covered by the Tolling Agreement.

         In addition, the Partnership entered into a multi-agreement financial swap with DPM (collectively, the "Financial Swap Agreement") with respect to approximately 375 MW of the Project's energy, which runs through 2014. To hedge its exposure under the Financial Swap Agreement, using natural gas supplied by Dynegy Canada Marketing and Trade ("DCMT"), the Partnership will generate electricity from forty percent of the Project and sell such electricity to the New York Independent System Operator, Inc. ("NYISO"). DPM will pay the
Partnership: (i) a monthly fixed payment under the financial swap and (ii) a payment designed to cover the Partnership's costs of generating electric energy (including amounts paid under the gas supply agreement with DCMT described below) from the Project's reserved capability. The Partnership will pay to DPM amounts equivalent to those received from the NYISO for the sales of energy associated with the reserved forty percent of the Project.

         Pursuant to a gas supply agreement between the Partnership and DCMT (the "Gas Supply Agreement"), the Partnership will purchase from DCMT at a defined index price, all natural gas required to operate forty percent of the Project. The pricing under the Gas Supply Agreement is structured so that payments for natural gas associated with operation of the reserved capability are covered by the payments from DPM under the Financial Swap Agreement. In addition, if DCMT fails to deliver natural gas to the Project at any time that the Partnership is intending to operate the Project to sell electric energy to the NYISO to cover its exposure under the Financial Swap Agreement, DCMT is obligated to reimburse the Partnership at the NYISO market price for the amount of such electric energy.
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         The Partnership, DPM, and Dynegy Marketing and Trade ("DMT") have entered into an energy management agreement (the "Energy Management Agreement"), whereby DMT is responsible for all bidding and scheduling of gas under the Gas Supply Agreement and the Tolling Agreement, and DPM is responsible for all bidding and scheduling of electric purchases and sales under the Tolling Agreement and resulting from the Financial Swap Agreement.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SITHE/INDEPENDENCE FUNDING CORPORATION
                                         (REGISTRANT)


         Date: August 8, 2002            By:  /s/ THOMAS M. BOEHLERT
                                              ----------------------------------
                                              Name:  Thomas M. Boehlert
                                              Title: Chief Financial Officer and
                                                     Senior Vice President
                                                     (Principal Financial and
                                                     Accounting Officer)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SITHE/INDEPENDENCE POWER PARTNERS, L.P.
                                    (REGISTRANT)

                                    By:  SITHE/INDEPENDENCE, INC.
                                         GENERAL PARTNER

         Date: August 8, 2002            By:  /s/ THOMAS M. BOEHLERT
                                              ----------------------------------
                                              Name:  Thomas M. Boehlert
                                              Title: Chief Financial Officer and
                                                     Senior Vice President
                                                     (Principal Financial and
                                                     Accounting Officer)